HAGIN Keystone Market Neutral Fund

Prospectus

March 20, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section

1

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of

 Portfolio Holdings

5

General Information

8

Shareholder Information

9

Investing in the Fund

10

Other Important Investment Information

16

Privacy Policy

21

How to Get More Information

22

Summary Section

Investment Objective

 The HAGIN Keystone Market Neutral Fund’sinvestment objective is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%
Distribution Fees/Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.25%

_______

1.

”Other Expenses” are based on estimated amounts for the current fiscal year.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year

Three Years

$127

$397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies of the Fund

The HAGIN Keystone Market Neutral Fund (the “Fund”) follows a market neutral strategy (the “Strategy”).  The Strategy seeks to limit market risk by balancing “long” and “short” positions.  HAGIN Capital, LLC, d.b.a. HAGIN Investment Management, the Fund’s investment adviser (the “Adviser”), will buy, or takelong positions in, equity securities of U.S. companies that it believes are undervalued and more likely to appreciate and, at the same time, sell short, or take short positions in, equity securities it believes are overvalued and more likely to depreciate.  A short sale is a transaction in which the Fund will sell a security it does not own in anticipation that the market price of the security or reference asset will go down.

Equity securities in which the Fund may invest include common stocks, preferred stocks and exchange traded funds (“ETFs”).  The Fund will primarily invest in stocks from the Russell 1000® Index.  The Fund is not limited to selecting stocks within a specific capitalization range, sector or industry.

By following the Strategy, the Fund’s overall price movements are not expected to correlate with the general stock market’s price movements.  This means that the Fund is expected to have returns independent of the general stock market which would limit the Fund’s participation in a market upswing, for example.

The Fund may invest in derivatives, such as options, to a significant extent, for any purpose consistent with its investment objective such as hedging or obtaining market exposure.  The Fund may also borrow or use other leverage techniques for investment purposes.  The Fund may engage in frequent trading of portfolio securities.

In selecting investments for the Fund, the Strategy employed by the Adviser screens securities on quantifiable attributes that it believes influence future stock price performance.  Examples of such attributes include stock valuation, market sentiment, profitability, and corporate earnings quality.  The screening begins with the investment universe of the Russell 1000® Index (which includes approximately 1,000 of the largest securities based on a combination of market cap and current index membership) and from there assigns stocks as either “buy” candidates or “short” candidates according to its stock selection models.  The Adviser buys equity securities it considered to be undervalued and sells short securities it considers to be overvalued, in amounts that it believes will achieve market neutrality.  While the Adviser will rely heavily on the Strategy’s stock selection models, it does have the ability to exercise discretion and override the models when it deems appropriate.

The Adviser sells or reduces the Fund’s position in a security when the facts or the analysis surrounding the reason to originally put the security in the Fund’s portfolio have changed.

The Principal Risks of Investing in the Fund

Risks of Investing in Common Stocks.Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Market Neutral Style Risk.  During a “bull” market, when most equity securities and long-only mutual funds are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds.  This underperformance is an expected effect of on-going hedging techniques that are a core component of the Fund’s Strategy.

Short Sale Risk.A short sale is a transaction where the Fund sells a stock it does not own.  To complete the transaction, the Fund must borrow the stock to make delivery to the buyer.  The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement.  The price at such time may be higher or lower than the price at which the stock was sold by the Fund.  If the underlying stock goes up in price during the period which the short position is outstanding, the Fund will realize a loss on the transaction.  The risk of such price increases is the principal risk of engaging in short sales.

Risks of Exchange Traded Funds. Investment in an exchange traded fund (“ETF”) carries security specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.  The Fund will incur higher and duplicative expenses when it invests in ETFs.

Borrowing Riskand Leverage Risk.Borrowing for investment purposes creates leverage, which can increase the risk and volatility of the Fund.  Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.Additionally, to the extent the Fund is required to repay its borrowings or otherwise satisfy its leveraged positions, the Fund may be required to sell portfolio securities when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged since leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks.

Derivatives Risk. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. Over - the - counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. The use of derivatives may create leverage.

Portfolio Turnover.The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

New FundRisk.  The Fund was recently formed.   Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such liquidation could have negative tax consequences.

Management Risks.The Adviser's implementation of the Fund's strategy may fail to produce the intended results.

Performance History

The Fund is new and therefore has no performance history.

Management

Investment Adviser.

HAGIN Capital, LLC, d.b.a.HAGIN Investment Management.

Portfolio Managers.

Nathan Lee, CFA, Portfolio Manager, has managed the Fund since March 2012.

Robert Morris, CFA, Portfolio Manager, has managed the Fund since March 2012.

Patrick Morris, Portfolio Manager, has managed the Fund since March 2012.

Kyle Cox, CFA,Portfolio Manager, has managed the Fund since March 2012.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

	Initial	Additional
Regular Account	$ 50,000	$100
Automatic Investment Plan	$1,000	$100
IRA Account	$2,500	$100

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (HAGIN Keystone Market Neutral Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 1-877-257-4240. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund's distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. In such a tax-deferred account, your tax liability is generally not incurred until you withdraw assets from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The HAGIN Keystone Market Neutral Fund’s investment objective is long-term capital appreciation.  The Fund’s investment objective is not fundamental and may be changed without shareholder approval, although the Fund will provide 60 days’ advance notice of any such change.

The Investment Selection Process Used by the Fund

The HAGIN Keystone Market Neutral Fund (the “Fund”) follows a market neutral strategy (the “Strategy”).  The Strategy seeks to limit market risk by balancing “long” and “short” positions.  HAGIN Capital, LLC, d.b.a. HAGIN Investment Management, the Fund’s investment adviser (the “Adviser”), will buy, or take long positions in, equity securities of U.S. companies that it believes are undervalued and more likely to appreciate and, at the same time, sell short, or take short positions in, equity securities it believes are overvalued and more likely to depreciate.  A short sale is a transaction in which the Fund will sell a security it does not own in anticipation that the market price of the security or reference asset will go down.

Equity securities in which the Fund may invest include common stocks, preferred stocks and exchange traded funds (“ETFs”).  The Fund will primarily invest in stocks from the Russell 1000® Index.  The Fund is not limited to selecting stocks within a specific capitalization range, sector or industry.

By following the Strategy, the Fund’s overall price movements are not expected to correlate with the general stock market’s price movements.  This means that the Fund is expected to have returns independent of the general stock market which would limit the Fund’s participation in a market upswing, for example.

The Fund may invest in derivatives, such as options, to a significant extent, for any purpose consistent with its investment objective such as hedging or obtaining market exposure.  The Fund may also borrow or use other leverage techniques for investment purposes.  In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions.  The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks.

The Fund may engage in frequent trading of portfolio securities.

In selecting investments for the Fund, the Strategy employed by the Adviser screens securities on quantifiable attributes that it believes influence future stock price performance.  Examples of such attributes include stock valuation, market sentiment, profitability, and corporate earnings quality.  The screening begins with the investment universe of the Russell 1000® Index (which includes approximately 1,000 of the largest securities based on a combination of market cap and current index membership) and from there assigns stocks as either “buy” candidates or “short” candidates according to its stock selection models.  The Advisers buys equity securities it considers to be undervalued and sells short securities it considers to be overvalued, in amounts that it believes will achieve market neutrality.  While the Adviser will rely heavily on the Strategy’s stock selection models, it does have the ability to exercise discretion and override the models when it deems appropriate. The Strategy may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole.  Conversely, it is expected that the Strategy will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio.

The Adviser sells or reduces the Fund’s position in a security when the facts or the analysis surrounding the reason to originally put the security in the Fund’s portfolio have changed.

Temporary Defensive Positions

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Underthese circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. To the extent the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.  If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses.

The Principal Risks of Investing in the Fund

Risks of Investing in Common Stocks.The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its products or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Market Neutral Style Risk.  During a “bull” market, when most equity securities and long-only mutual funds are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds.  This underperformance is an expected effect of on-going hedging techniques that are a core component of the Fund’s Strategy.

Short Sale Risk.  A short sale is a transaction where the Fund sells a stock it does not own.  To complete the transaction, the Fund must borrow the stock to make delivery to the buyer.  The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement.  The price at such time may be higher or lower than the price at which the stock was sold by the Fund.  If the underlying stock goes up in price during the period which the short position is outstanding, the Fund will realize a loss on the transaction.  The risk of such price increases is the principal risk of engaging in short sales.

The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. Because of the leveraging aspect of short selling (i.e., borrowing securities for the purpose of selling them to another party), adverse changes in the value of securities sold short can result in losses greater than the proceeds obtained by the Fund in the short sale, and may cause the Fund’s share price to be volatile.  Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition.

Risks of Exchange Traded Funds.  Investments in ETFs carry security specific risk and market risk.  Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline.  In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.  The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative.  The Fund also will incur brokerage costs when it purchases ETFs.  As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

Borrowing Riskand Leverage Risk.Borrowing for investment purposes creates leverage, which can increase the risk and volatility of the Fund.  Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.Additionally, to the extent the Fund is required to repay its borrowings or otherwise satisfy its leveraged positions, the Fund may be required to sell portfolio securities when it may not be advantageous to do so. Leveraging may cause the Fund to be more volatile than if the Fund had not been leveraged since leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks.

Derivatives Risk. The Fund may use derivative instruments. Derivatives are investments the value of which is “derived” from the value of an underlying asset (including an underlying security), reference rate or index. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If the Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the Fund’s portfolio. Over - the - counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. The Fund may use derivatives in various ways, including as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. Under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Fund may also use derivatives for leverage and to manage cash.

Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk and general market risks. The Fund’s use of derivatives may entail risks greater than, or possibly different from, such risks and other principal risks to which the Fund is exposed. Certain of the different risks to which the Fund might be exposed due to its use of derivatives include the following:

•

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

•

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

•

Volatility Risk is the risk that, because the Fund may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as the derivatives may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Portfolio Turnover.  The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions. The distributions may be taxable as short-term capital gains which are taxed at ordinary income taxation rates rather than at the currently lower long-term capital gains taxation rates. It is likely that all or most of the distributions will be short-term capital gains.

New FundRisk.  The Fund was recently formed.   Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such liquidation could have negative tax consequences

Management Risks.The Adviser's implementation of the Fund's strategy may fail to produce the intended results.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

General Information

Management

The Investment Adviser

HAGIN Capital, LLC, d.b.a. HAGIN Investment Management is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Adviser is a registered investment adviser.

The Fund is team-managed by Nathan Lee, Robert Morris, Patrick Morris and Kyle Cox.  Each portfolio manager has managed the Fund since its inception. The Adviser was organized in 2006 as a Delaware limited liability company and its address is 17 State Street, 26th Floor, New York, New York 10004.  As of January 31, 2012, the Adviser had approximately $2.9 million in assets under management.

Portfolio Manager’s Bios:

Nathan Lee, CFA

Mr. Lee is the lead Portfolio Manager at HAGIN Investment Management. He has over 15 years of investment experience and joined HAGIN in November 2007. Prior to joining HAGIN, Mr. Lee was the Risk Manager at Tremblant Capital from 2005 to 2007 and was the former Head of the Portfolio Management Unit at HSBC Asset Management, North America from 2001 to 2004.  Mr. Lee began his equity investing career in 1997 as a Quantitative Analyst at Scudder, Stevens & Clark. His experience includes developing risk infrastructure, managing U.S. equity portfolios, and implementing derivatives and hedging strategies. Mr. Lee holds dual degrees from New York University: a MBA in Finance with distinction as well as a MS in Statistics. He is a member of the Beta Gamma Sigma International Honor Society and also has an A.B. in Cell Biology from Cornell University.

Robert Morris, CFA

Mr. Morris serves as Chairman of the Board of Directors at HAGIN Investment Management.  Mr. Morris has 40 years of investment experience and began his career at Niagara Share in Buffalo, New York.  Mr. Morris was most recently the Chief Investment Officer of Lord Abbett& Co. from 1991 – 2007, a $135 billion mutual fund company based in Jersey City, New Jersey.  Mr. Morris co-developed the HAGIN Investment models with Dr. Robert Hagin while at Lord Abbett.  Mr. Morris has a BA from SUNY Buffalo and an MA in Economics from Northeastern University.  Mr. Morris has been the Chairman of HAGIN Investment Management since 2007.  Mr. Morris is also a member of the NY Society of Security Analysts, Inc. and serves as a trustee at the University at Buffalo Foundation and as Chairman of the Board of Trustees at Elmira College.

Patrick Morris

Mr. Morris is the Chief Executive Officer of HAGIN Investment Management.  He has over 15 years of investment experience and began his career at Pillette Investment Management. Most recently, Mr. Morris worked at NatixisBleichroeder.  Mr. Morris has a BA in Political Science from Syracuse University and an MA in Political Communications from Emerson College.  Mr. Morris and Dr. Hagin opened the firm in 2006.  Mr. Morris also worked at Deutsche Bank, Pulse Trading.  His experience includes quantitative research, analysis, marketing, and sales. He is an expert commentator on hedge funds and has been featured in numerous financial media outlets, such as HFM Week, Wall Street Journal’s Market Watch, and Fox Business News. Mr. Morris is also a member of the Professional Association for Investment Communications Resources (PAICR), the Amsterdam American Business Club and he is a founding member of the Society for Financial Econometrics (SoFiE). He holds FINRA series 7, 24, 30, 63, and 65.  In addition, Mr. Morris is the executive producer and film financier of independent films, American Teen, The Cake Eaters, I Bring What I Love and August.

Kyle Cox, CFA

Mr. Cox is an Associate Portfolio Manager and works closely with Mr. Lee at HAGIN Investment Management.  He has over five years of investment experience and began his investment career as an intern with the International Team at Lord Abbett, where he used his computer expertise to help Dr. Hagin develop and refine the HAGIN models in the context of global equities.  Kyle is a member of the original team who founded HAGIN Investment Management in 2006. Mr. Cox has a BA in Economics from Trinity College. He is currently a CFA Level III candidate.Mr. Cox began as an analyst in 2006 with HAGIN Investment Management.  In 2010, Mr. Cox became an Assistant Portfolio Manager at HAGIN.

The Fund's SAI provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees.

Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, interest expense, interest and dividend expenses on securities sold short,the costs of acquired fund fees and expenses, 12b-1 fees, and extraordinary expenses.  For its services the Adviser receives an investment management fee equal to 1.25% of the average daily net assets of the Fund.  A discussion regarding the basis of the Board of Trustees' approval of the Investment Advisory Agreement between the Trust and the Adviser will be available in the Fund's first semi-annual report to shareholders.

Shareholder Information

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling a share of the Fund, is  thenet asset value next determined by the Fund ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Assets - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's Sub-Transfer Agent, Mutual Shareholder Services, plus any applicable sales charge.

If you purchase shares directly from the Fund, your order must be placed with the Sub-Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Fund's assets are generally valued at their market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to help determine market value.

To the extent the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the investment Company Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests.  The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares of the Fund through the Distributor or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-888-257-4240. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

Minimum Investments

	Initial	Additional
Regular Account	$50,000	$100
Automatic Investment Plan	$1,000	$100*
IRA Account	$2,500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or forinsufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading (refer to “Other Important Investment Information – Market Timing” later in this prospectus). The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

•

Individual or Joint Ownership.  Individual accounts are owned by one person. Joint accounts have two or more owners.

•

A Gift or Transfer to Minor(UGMA or UTMA). A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

•

Trust.An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•

Business Accounts.Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•

IRA Accounts.See “Types of Tax-Deferred Plans”.

Instructions for Opening and Adding to an Account

To Open an Account by Mail

Complete and sign the Shareholder Application or an IRA Application. Make your check payable to HAGIN Keystone Market Neutral Fund.For IRA accounts, please specify the year for which the contribution is made.

Mail or overnight the application and check to:

HAGIN Keystone Market Neutral Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

To add to an account by mail:

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail or overnight the slip and the check to:

HAGIN Keystone Market Neutral Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

To Open an Account By Wire

Call (877) 257-4240for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

To add to an Account by Wire

Call (877) 257-4240for instructions.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Types of Tax-Deferred Accounts

•

Traditional IRA.  An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

•

Roth IRA.  An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•

Spousal IRA.An IRA funded by a working spouse in the name of a non-earning spouse.

•

SEP-IRA.  An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

•

Keogh or Profit Sharing Plans.  These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $35,000 for each person covered by the plans.

•

403(b) Plans.An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•

401(k) Plans.Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $1,000. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.  You may also arrange for automatic monthly investments by having investments come directly from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered and include the items listed below under the caption “To Sell Shares.”  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

To Sell Shares

By Mail

Write a letter of instruction that includes:

•

The names(s) and signature(s) of all account owners.

•

Your account number.

•

The dollar or share amount you want to sell.

•

Where to send the proceeds.

•

If redeeming from your IRA, please note applicable withholding requirements.

•

Obtain a signature guarantee or other documentation, if required.

Mail or overnight your request to:

HAGIN Keystone Market Neutral Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Telephone

You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, youmay redeem Fund shares by calling (877) 257-4240. Redemption proceeds will only be mailed to your address of record.

•

You will not be able to redeem by telephone and have a check sent to your address of record for aperiod of 15 days following an address change.

•

Unless you decline telephone privileges in writing or on your account application, as long as the Fundtakes reasonable measures to verify the order, you may be responsible for any fraudulent telephoneorder.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call (877)257-4240.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account.

•

If you request the redemption proceeds to be sent to a different address than that registered onthe account.

•

If a change of address request has been received by the Sub-Transfer Agent within the last 15 days.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call (877) 257-4240.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the transfer agent at (877) 257-4240to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at (877) 257-4240or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at (877) 257-4240to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Other Important Investment Information

Dividends and Distributions

The Fund intends to pay distributions on an annual basis. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the transfer agent (877) 257-4240or send a written notification to:

HAGIN Keystone Market Neutral Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees also has adopted a policy and procedures (the “Procedures”) directing the Fund to reject any purchase order with respect to aninvestor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  Currently the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund.  The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund.  The Fund’s Procedures include relying on the Fund’s fair valuation processes with respect to the securities for which market quotations are not readily available. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.  To the extent the Fund invests in foreign securities, it may have additional risks associated with market timing. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.  Distributions may be subject to state and local taxes, as well as federal taxes.

For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions from REITs generally do not qualify as qualified dividend income.

Redemptions of shares of the Fund are generally taxable events in which an investor may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The Fund may be required to withhold U.S federal income tax (presently at the rate of twenty-eight percent (28%)) on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax, rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The foregoing is not intended to be a full discussion of federal tax laws and the effect of such laws on you. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen FIFO (first-in, first-out) as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as "covered" under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

2

ADDITIONAL INFORMATION ABOUT THE INDEX

Russell 1000® Indexmeasures the performance of the large-cap segment of the U.S. equity universe.  It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.  The Russell 1000 represents approximately 92% of the Russell 3000 Index.

The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Investments is a Washington, USA Corporation which operates through its subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.  Russell Investments is the owner of the trademarks, service marks and copyrights related to its respective indexes.  Indexes are unmanaged and cannot be invested in directly.  Index returns represent past performance and are not a guarantee of future performance, and are not indicative of any specific investment.

The inclusion of a stock in an index does not imply that it is a good investment.

3

Other Fund Service Providers

Investment Adviser

HAGIN Capital, LLC d.b.a. HAGIN Investment Management

Administrator

Cortland Fund Services LLC

Distributor

Rafferty Capital Markets, LLC

Custodian
UMB Bank, N.A.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.,

  A memberfirm of The 1940 Act Law GroupTM

Sub-Transfer Agent

Mutual Shareholder Services, LLC

4

Privacy Policy

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following non-public personal information about you:

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

5

How to Get More Information

Where To Go For Information

For shareholder inquiries, please call (877) 257-4240.

The Statement of Additional Information is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund, and is incorporated into this Prospectus by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. There are three ways to get a copy of these documents.

1.

Call or write for one, and a copy will be sent without charge

HAGIN Keystone Market Neutral Fund

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(877) 257-4240

2.

Call or write the Public Reference Section of SEC and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC

Washington D.C. 20549-1520

1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

3.

Go to the SEC's website (www.sec.gov) and download a text-only version.

SEC file number 811-22602

4.

Copies of these documents may also be obtained by visiting the Fund’s website at www.

Haginim.com.

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

The Adviser’s Contact Information is:

HAGIN Investment Management
17 State Street, 26th Floor

New York, New York 10004

646-775-9080

6

COTTONWOOD MUTUAL FUNDS

HAGIN Keystone Market Neutral Fund

STATEMENT OF ADDITIONAL INFORMATION

March 20, 2012

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of HAGIN Keystone Market Neutral Funddated March 20, 2012.  A free copy of the Prospectus can be obtained by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-877-257-4240.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND

2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

3

INVESTMENT LIMITATIONS

11

MANAGEMENT AND OTHER SERVICE PROVIDERS

12

SHAREHOLDER INFORMATION

18

PRICING AND PURCHASE OF FUND SHARES

33

ANTI-MONEY LAUNDERING PROGRAM

33

ADDITIONAL SERVICE PROVIDERS

34

DISCLOSURE OF PORTFOLIO HOLDINGS

35

PROXY VOTING POLICIES

36

FINANCIAL STATEMENTS

36

EXHIBIT A

46

Exhibit B

47

Exhibit C

49

DESCRIPTION OF THE TRUST AND THE FUND

Cottonwood Mutual Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on August 31, 2011.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the HAGIN Keystone Market Neutral Fund (the “Fund”).  The Fund is a diversified fund.  Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. The investment adviser to the Fund is HAGIN Capital, LLC, d.b.a. HAGIN Investment Management (the "Adviser").

Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of the Fund.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the Trustees may designate. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund"). The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any fund upon written notice to the shareholders.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Delaware Trust Instrument also provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust instrument states further that no Trustee, officer or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of a Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

For information concerning the purchase and redemption of shares of the Fund, see "Purchase and Sale of Fund Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Investment Company Securities. The Fund may invest in the securities of other investment companies, such as other mutual funds, exchange-traded funds (“ETFs”) or money market funds, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Fund may also invest in shares of ETFs and underlying funds its performance is directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that in the event of the termination of an underlying fund or ETF, it will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders as long as the Fund (and all of its affiliated persons, including the Adviser) does not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days. The Fund also intends to comply with similar (but not identical) restrictions imposed by the Internal Revenue Code.

Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities where the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of a Fund could be adversely affected.

Short Sales.  The Fund may make short sales of securities as part of its overall portfolio management strategies and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale (other than a short sale “against the box” which is a technique involving selling for future delivery either a security that the Fund owns, or a security equivalent in kind or amount to another security that the Fund has an existing right to obtain without the payment of additional consideration), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets. Borrowing is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing underadverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Derivative Instruments.  The Fund, including the ETFs or underlying funds in which the Fund may invest, may invest in a variety of derivative instruments as described below:

(1) Forward Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a “cross-currency” contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes it is important to have the flexibility to enter into forward contracts when the Adviser determines it to be in the best interests of the Fund.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It should also be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

(2)  Writing Covered Call Options.  The Fund may write covered call options on equity securities or futures contracts that the Fund is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The writing of covered call options is considered to be a conservative investment technique. The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

(3)  Writing Covered Put Options.  The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

The Fund will receive a premium from writing a put option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may also write straddles (combinations of puts and calls on the same underlying security).

(4)  Purchasing Put Options.  The Fund may purchase put options.  As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security (a “protective put”) owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A put option will be recorded as an asset in the Fund’s statement of assets and liabilities, with its initial value set as the premium paid by the Fund when purchasing it. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option. The purchaser of a put option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise.

(5)  Purchasing Call Options.  The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indices. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund’s current return. For example, where the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

A call option will be recorded as an asset in the Fund’s statement of assets and liabilities, with its initial value set as the premium paid by the Fund when purchasing it.  This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

(6) Options Transactions.  The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

(7)  Futures Contracts.  The Fund may purchase and sellfutures contracts to hedge against changes in prices. The Fund will not engage in futures transactions for speculative purposes. The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets. When the Fund purchases futures contracts, an amount of cash and cash equivalents equal to the underlying commodity value of the futures contracts (less any related margin deposits) will be deposited in a segregated account with the Fund’s custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When the Fund sells futures contracts or related option contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund’s portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund’s ability to establish and close out futures and options positions depends on this secondary market. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and accordingly, they are not subject to registration or regulation as such under the CEA.

Financial Services Industry Obligations.  The Fund may invest in each of the following obligations of the financial services industry:

(1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. GovernmentObligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1.

Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.

Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (The “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.

Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.

Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.

Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.

Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Additionally, as a matter of fundamental policy, the Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.  With respect to Fund’s policy on concentration, the Fund will use the Standard Industrial Classification Codes list that is maintained by the Securities and Exchange Commission to classify the Fund’s holdings by industry.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1.

Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.

Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.

Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.

Options. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

5.

Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT AND OTHER SERVICE PROVIDERS

THE INVESTMENT ADVISER

The Adviser is HAGIN Capital, LLC, d.b.a. HAGIN Investment Management, located at 645 Madison Ave., 9th Floor, New York, New York 10022.  The Adviser was organized in 2006 as a Delaware limited liability company.  The Adviser is majority owned by its principals and is registered with the SEC as an investment adviser.

Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses.  For its services the Adviser receives an investment management fee equal to 1.25% of the average daily net assets of the Fund.

The Adviser retains the right to use the names "HAGIN" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "HAGIN"or any derivative thereof automatically ceases ninety days after termination of the Investment Advisory Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

THE PORTFOLIO MANAGERS

The table below provides information regarding other accounts managed by the Portfolio Managersof the Fund as of January 31, 2012.

Nathan Lee

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies
Other Pooled Investment Companies
Other Accounts	5	2,950,000	1	1,000,000

Robert Morris

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies
Other Pooled Investment Companies
Other Accounts	5	2,950,000	1	1,000,000

Patrick Morris

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies
Other Pooled Investment Companies
Other Accounts	5	2,950,000	1	1,000,000

Kyle Cox

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies
Other Pooled Investment Companies
Other Accounts	5	2,950,000	1	1,000,000

Messrs. Lee, R. Morris, P. Morris and Cox are compensated through a combination of pay and equity ownership in the Adviser.  The Porfolio Mangers’ ownership interests are as follows: 10% for Mr. Lee, 1.5% for Mr. Cox, 45% for Mr. R. Morris and 35% for Mr. P. Morris.  The Adviser may consider the addition of a 401K plan for all employees but currently does not offer pension or retirement benefits.  Bonuses are calculated based on the profitability of the Adviser and are proportionate to the equity ownership of the portfolio manager.  As equity members the Adviser, the portfolio managers receive compensation in the form of distributions and profits from the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of January 31, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Nathan Lee	None
Robert Morris	None
Patrick Morris	None
Kyle Cox	None

Potential conflicts of interest may arise because the Portfolio Managers use the same proprietary investment methodology for the Fund as they use for other clients.  This means that the Portfolio Managers will make the investment strategies used to manage the Fund available to other clients. As a result, there may be circumstances under which the Fund and other clients of the Adviser may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Fund. There also may be circumstances under which the Portfolio Managers recommend the purchase or sale of various investments to other clients and do not purchase or sell the same investments for the Fund, or purchases or sells an investment for the Fund and does not include such investment in recommendations provided to other clients. This is because the Adviser’s portfolio recommendations among clients differ based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made.  The Portfolio Managers are charged with preventing positions in portfolios from being both long and short at the same time.  The Portfolio Managers use a combination of proprietary software and third-party risk management software to monitor and ensure that positions are consistent across all portfolios.  In the future, the Adviser may add long only, small and large capitalization portfolios which will also be managed using only positions that are recommended by the in-house research model.

The Portfolio Managers may also carry on investment activities for their own account(s) and/or the accounts of family members. As a result of these activities, the Portfolio Managers are engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. The Trustees who are "interested persons" of the Trust, as defined in the Investment Company Act of 1940, are indicated by an asterisk.  Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Each officer shall hold office until his or her respective successors are chosen and qualified, or in each case, until he or she sooner dies, resigns, is removed or becomes disqualified.

The Board is currently composed of 3 Trustees, including 1 Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.

The Chairman of the Board of Trustees is Daniel T. Hart, who is an “interested person” of the Trust, within the meaning of the 1940 Act.  The Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  The characteristics that have led the Board to conclude that each of the Trustees should serve as a Trustee of the Trustees of the Trust are discussed below.

Daniel T. Hart.  Mr. Hart has served as a Trustee since the Trust’s inception.  Mr. Hart has over 30 years of experience in the financial services industry, including experience in the area of execution, settlement and clearing of mutual fund trades.  This experience will allow Mr. Hart to provide mutual fund operational knowledge to the Board of Trustees

John Myers.  Mr. Myers has served as a Trustee since the Trust’s inception.  Mr. Myers has over 37  yearsof experience in the financial services industry, including experience in the conversion of bank private funds into mutual funds and securitization.  Mr. Myers has a comprehensive knowledge of mutual fund operations, including the legal and regulatory framework in which they operate.

Leif Bollinger. Mr. Bollinger has served as a Trustee since the Trust’s inception.  Mr. Bollinger has a business and insurance background and possesses a strong understanding of the regulatory framework under which companies operate.

The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

Interested Trustees and Officers

Name, Address** andAge	Position(s) with the Trust	Length of TimeServed	Principal Occupation(s)during Past 5Years	Number ofPortfolios inFundComplex Overseenby Trustee	OtherDirectorships Held byTrustee During the Past 5 Years
Daniel T. Hart* Age: 60	Chairman of the Board of Trustees and President	Indefinite Term; Since 2012	Managing Director and Head of Sales and Business Development, Cortland Fund Services, LLC, 2010 to present; Principal, International Financial Administration (providing administrative support to hedge funds and private equity funds) 2005 to 2010.	1
Julian Winters Age: 43	Chief Compliance Officer	Indefinite Term; Since 2012

Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.

				N/A	N/A
Greg Myers Age: 37	Treasurer	Indefinite Term; Since 2012	Managing Director of Cortland Capital Market Services since May 2008; Manager of Specialty Bank Loans for LaSalle Bank Global Securities and Trust Services Group; July 2003 to August 2008.	N/A	N/A
John H. Lively Age: 43	Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present: Attorney, Husch Blackwell Sanders LLP (law firm), March 2007 to February 2010; Managing Attorney, Raymond James Financial (financial services), September 2005 to March 2007; Assistant General Counsel, AIM Investments (investment advisor), October 2000 to September 2005.

				N/A	N/A
Cynthia D. Baughman Age: 43	Assistant Secretary	Indefinite Term; Since 2012

Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), July 2011 to present; Associate, Investment Law Group, LLP (law firm) (May 2009 – June 2011); Associate, Dechert, LLP (law firm) (Oct. 1999 – Feb. 2009).

				N/A	N/A

*Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

**The address of each trustee and officer is c/o Cottonwood Mutual Funds, 225 West Washington Street, Suite 1450, Chicago, Illinois 60606.

Independent Trustees

Name, Address** andAge	Position(s) with the Trust	Length of TimeServed	Principal Occupation(s)during Past 5Years	Number ofPortfolios inFundComplex Overseenby Trustee	OtherDirectorships Held byTrustee During the Past 5 Years
John Myers*** Age: 70	Independent Trustee	Indefinite Term; Since 2012	Retired. Independent Financial Services Consultant, June 2006 to October 2007; Group Vice President, Asset Securitization, ABN AMRO, June 1998 – June 2006; Senior Banking Analyst, June 1996 to June 1998; various positions with BMO Harris Bank from 1970 to 1996, including Vice President, Banking Systems Architecture, Operations Manager, Acquisition of Harris Bank, and Conversion of Private Investment Funds to Mutual Funds.	1	None
Leif Bollinger Age: 41	Independent Trustee	Indefinite Term; Since 2012	Product Development Manager, CAN National Warranty Corporation, May 2011 to present; Vice President of Business and Product Development, Guardian Warranty, June 2008 to March 2010; Product Manager (Insurance), Harley Davidson Financial services, 2006 to 2008.	1	None

**The address of each trustee is c/o Cottonwood Mutual Funds, 225 West Washington Street, Suite 1450, Chicago, Illinois 60606.

*** Mr. John Myers is the father of Mr. Greg Myers.

BOARD INTEREST IN THE FUND

Because the Trust is newly organized, none of the Trustees own shares in the Fund.

COMPENSATION

The Trustees of the Fund who are officers or employees of the Adviser receive no remuneration from the Fund.  Each of the other Trustees is paid an annual retainer of $2,000 and is reimbursed for the expenses of attending meetings.

AUDIT COMMITTEE

The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Messrs. Myers and Bollinger.Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee is responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.  Because the Trust is newly organized, the Committee has not met during the Fund’s last fiscal year.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board of Trustees has a Nominating and Corporate Governance Committee, which is comprised of the independent members of the Board of Trustees, Myers and Bollinger.  The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which are described in Exhibit C - the charter also describes the process by which shareholders of the Trust may make nominations.  Because the Trust is newly organized, the Committee has not met during the Fund’s last fiscal year.

VALUATION COMMITTEE

The Board of Trustees has a Valuation Committee, which is comprised of the Board’s Independent Trustees, Myers and Bollinger.  The Valuation Committee meets quarterly, as needed, in the event that the Fund holds any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis.  Because the Trust is newly organized, the Committee has not met during the Fund’s last fiscal year.

SHAREHOLDER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the investment advisory agreement with the Adviser.

As of the date of this SAI, the Trustees and officers of the Trust own beneficially none of the outstanding shares of the Fund. As of the date of this SAI, the Fund had no principal shareholders or control persons.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

The Trust, Adviser and Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code of Ethics are permitted to invest in securities,including securities that may be purchased or held by the Fund. You may obtain a copy of the Code of Ethics from the SEC.

ADDITIONAL TAX INFORMATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

•

a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•

an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A prospective shareholder who is a partner of a partnership holding the Fund’s shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC.  The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.  With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.”  A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704.  However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above.  Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

Beginning in 2011, if a RIC fails this 90% source-of-income test it is no longer subject to a 35% penalty as long as such failure was due to reasonable cause and not willful neglect. .  Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

Beginning in 2011, if a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis”, meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.   Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, beginning in 2011, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury).  In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%).  The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year.  To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98.2% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which it paid no federal income tax in preceding years.  The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash.  For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year.  Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.  Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term).  For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.  Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC.If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed.  Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2012, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders.Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders for taxable years beginning on or prior to December 31, 2012, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2013.  Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset).  Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2012; beginning in 2013, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income. Beginning in 2011, the Funds are not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.The Forms 1099 will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities.  The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of the Fund generally are taxable events.  U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale.  Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares.  A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed.  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations.  For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 35%, while long-term capital gain generally will be taxed at a maximum rate of 15%.  Capital losses are subject to certain limitations.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.  Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions.In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Internal Revenue Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Internal Revenue Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes.Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities.To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest.A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders.A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies.A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions.The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation.Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders.Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Effective for taxable years of a regulated investment company beginning before January 1, 2012, a regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding.The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations.Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets.Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements.Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans.Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

PRICING AND PURCHASE OF FUND SHARES

PRICING OF FUND SHARES

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee,received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust has appointed an AML Officer under the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

ADDITIONAL SERVICE PROVIDERS

CUSTODIAN

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106, acts as Fund custodian.  It holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties as directed by the Adviser. UMB Bank, N.A. has no supervisory function over management of the Fund.

FUND SERVICES

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund's sub-transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Administrator of $11.50 per shareholder (direct shareholders) or $8.00 per shareholder (fundserv accounts) (subject to a minimum monthly fee of $775) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Administrator based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,500, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450, from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million in assets the annual fee is $60,450, from $200 million to $300 million in assets the annual fee is $60,450 plus .01% on assets greater than $200 million and above $300 in assets the annual fee is $70,450 plus .005% on assets greater than $300 million.

Cortland Fund Services LLC (the “Administrator”), 225 W. Washington Street, Suite 1450, Chicago, Illinois 60606, acts as Administrator to the Fund.The Administrator engages, oversees and coordinates the activities of the other service providers, and monitors certain aspects of the Fund’s operations.  The Administrator provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities.  The Administrator receives a monthly fee from the Adviser equal to an annual rate of 0.20% of the Fund’s net assets.  This contractual rate is subject to a minimum monthly fee and decreases as assets in the Fund increaseMr. Hart, a Trustee of the Trust, is the President of the Administrator.  Mr. Myers, the Treasurer of the Trust, is the managing director of the Administrator.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltdhas been selected as independent registered public accounting firm for the Fund for the fiscal year ending February 28, 2013.The independent registered public accounting firm performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 2041 West 141st Terrace, Suite 119, Leawood, KS 66224, serves as legal counsel for the Trust and Fund.

DISTRIBUTOR

Rafferty Capital Markets, LLC(the “Distributor”), located at 59 Hilton Avenue, Garden City, NY 11530, serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust.  The Distributor promotes and sells shares of the Fund on a continuous basis.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information. All other information is non-public information.

The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents are the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include: (i) confidentiality clauses in written agreements; (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship): (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships); or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund also releases information to Morningstar or other entities that track and rank mutual fund performance on a delayed basis after the information has been filed with the SEC or otherwise made public. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser. Additionally, the Fund, the Adviser, and any affiliated persons of the Adviser, are prohibited from receivingcompensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PROXY VOTING POLICIES

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser subject to the supervision of the Board of Trustees. The Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Trust’s Proxy Voting Policy and Procedure is attached as Exhibit A. The Adviser’s Proxy Voting Policy and Procedure is attached as Exhibit B.

The Trust’s policy provides that, if a conflict of interest between the Adviser and its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.

The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 877-257-4240 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s and the Adviser’s proxy voting policy and procedures are also available by calling 877-257-4240and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements of the Fund as of March 8, 2012, which have been audited by Cohen Fund Audit Services, Ltd., are set forth on the following pages.

HAGIN Keystone Market Neutral Fund

Statement of Assets and Liabilities

March 8, 2012

============================================================================

Assets:
Cash	$ 100,000
Total Assets	100,000
Liabilities:
Total Liabilities	0
Net Assets	$ 100,000
Net Assets Consist of:
Paid In Capital	$ 100,000
Net Assets	$ 100,000

Net Asset Value	$ 10.00

Shares of Beneficial Interest (Unlimited shares authorized with no par value)	10,000

The accompanying notes are an integral part of this financial statement.

HAGIN Keystone Market Neutral Fund
NOTES TO FINANCIAL STATEMENT

March 8, 2012

1.  ORGANIZATION

Cottonwood Mutual Funds (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on August 31, 2011.  The Trust currently consists of one series of shares of beneficial interest (“shares”) called the HAGIN Keystone Market Neutral Fund (the “Fund”).  The Fund is a diversified fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. The investment adviser to the Fund is HAGIN Capital, LLC, d.b.a. HAGIN Investment Management (“Adviser”).

The Fund’s investment objective is long-term capital appreciation.

The Fund has had no operations other than those actions related to organizational matters as of March 8, 2012.  All outstanding shares of the Fund are owned by an officer of the Adviser.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

ORGANIZATIONAL AND OFFERING EXPENSES:  All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Trustees).

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.  Actual results could differ from those estimates.

3.  SECURITIES VALUATIONS

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, closed end mutual funds, and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy.

Money Markets - Money market securities are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities - Fixed income securities such as corporate bonds and U.S. Government Securities when valued using market quotations in an active market, will be categorized as Level 1 securities.  However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 securities.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  These securities will be categorized as Level 3 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as level 2 or level 3, when appropriate.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement, the Adviser pays the operating expenses of the Fund except that the Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, and extraordinary or non-recurring expenses.  For its services, the Adviser receives an investment management fee equal to 1.25% of the average daily net assets of the Fund.

ADMINISTRATOR: The Adviser has entered into an administration agreement with Cortland Fund Services, LLC (the “Administrator”). The Adviser pays 0.20% on the first $20 million of assets, 0.12% on the next $20 million of assets, 0.10% on the next $20 million of assets, 0.08% on the next $20 million of assets, 0.06% on the next $20 million of assets, and 0.05% on assets above $100 million subject to a monthly fee of $2,500.  Mr. Daniel Hart, a Trustee and President of the Trust, is the Administrator.  Mr. Greg Myers, the Treasurer of the Trust, is a managing director of the Administrator and the son of another Trustee.

DISTRIBUTION PLAN: The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Fund pays the Rafferty Capital Markets, LLC (the “Distributor”) for certain distribution and promotion expenses related to marketing shares of the Fund pursuant to the Plan. Under the terms of the Plan, the amount payable annually by the Fund would be $15,000. At present the Plan is not implemented, although the Board of Trustees may do so at any time upon notice to shareholders.

5.  CAPITAL SHARE TRANSACTIONS

At March 08, 2012, paid in capital amounted to $100,000. Transactions in capital stock were as follows:

HAGIN Keystone Market Neutral Market Fund
Shares Sold	10,000
Shares Redeemed	___ _-
Net Increase and Shares Outstanding	10,000

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Act. As of March 08, 2012, all outstanding shares of the Fund are owned by Patrick Morris. Patrick Morris is an officer of the Adviser.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The HAGIN Keystone Market Neutral Fund

(a series of Cottonwood Mutual Funds)

We have audited the accompanying statement of assets and liabilities of The HAGIN Keystone Market Neutral Fund (the “Fund”), a series of Cottonwood Mutual Funds, as of March 8, 2012.  This financial statement is the responsibility of Fund management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. Our procedures included confirmation of cash as of March 8, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of The HAGIN Keystone Market Neutral Fund, as of March 8, 2012, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

March 14, 2012

Exhibit A

 Cottonwood Mutual Funds

PROXY VOTING POLICY AND PROCEDURES

Introduction

The Cottonwood Mutual Funds (the “Trust”) is a registered open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust may offer multiple series (each a “Fund” and, collectively, the “Funds”).   Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “Proxy Rule”).

Consistent with its fiduciary duties and pursuant to the Proxy Rule, the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Fund’s shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.  This policy may be amended, from time to time, as determined by the Board.

The Proxy Rule requires that each series of shares of the Trust listed on Exhibit A, attached hereto, (each a “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The Proxy Rule also requires each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

Delegation of Proxy Voting Authority to Fund Adviser

The Board believes that the investment adviser (or sub-adviser as the case may be) of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited entity to make decisions on how to vote proxies of portfolio companies held by that Fund.  Therefore, subject to the oversight of the Board, the Trust shall defer to and rely on the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio.  Consistent with its duties under this Policy, the Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act.  The Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy (each an “Adviser’s Voting Policy”), a copy of which shall be presented to the Board for its review.  The Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Voting Policy as it relates to each Fund. The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by the Adviser.

Conflict of Interest Transactions

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision.

When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.  In the event that the Board is required to vote a proxy because the Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion.  The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Oversight of the Advisers’ Proxy Voting Compliance Activities

The Adviser shall present to the Trust’s Board a quarterly report summarizing its proxy voting compliance activities for the preceding quarter.  The Board shall review the report to ensure compliance with the Proxy Rule and with this Policy, and shall determine the steps and procedures, if any, that must be undertaken or adopted by the Trust and the Adviser to ensure further compliance with the relevant laws.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

In accordance with the Proxy Rule, the Adviser shall provide a complete voting record, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 15 days following the end of each required reporting period.  The Trust’s administrator will file Form N-PX with the SEC on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Fund, subject to oversight of the Board, shall disclose the Fund’s complete proxy voting record to its shareholders on Form N-PX, as required by the Proxy Rule, for the twelve-month period ended June 30th. Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security (if available through reasonably practicable means); (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means); (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Fund cast its vote on the matter; (viii) how the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

If a Fund has a website, the Fund may post of copy of the Adviser’s proxy voting policy and this Policy on such website.  A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus.  The Trust shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Adopted:  February 14, 2012

EXHIBIT A

HAGIN Keystone Market Neutral Fund

Exhibit B

HAGIN INVESTMENT MANAGEMENT LLC

PROXY VOTING POLICY

HAGIN Investment Management’s view toward proxy voting centers on our fiduciary duty to maximize value for our client portfolios. This is consistent with the economic best interests of plan participants outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. To that end we believe it is imperative to be an active participant in company policy making. While it is not our intent to “run” any company on a daily basis, proxy-voting serves as a voice to indicate to management and the Board of Directors, how the company shareholders feel in various matters. At HAGIN Investment Management the senior managers analyze and vote each proxy that has been entrusted to our firm, consistent with each client’s investment objectives and guidelines.

The following policies have been organized into 4 general categories:

I. Routine Matters

It is our belief that routine matters are non-controversial and best controlled by corporate management. For the most part we will vote with management on these matters. They include the following: (1) Membership of the Board of Directors, (2) Auditors, (3) State of Incorporation, (4) Articles regarding shares of common stock outstanding. We should note that we strongly believe that companies are best served with the majority of Directors being external to the firm.

II. Executive and Board Compensation

We believe it is of paramount importance for both management and companies Board of Directors have proper incentive to carry out their functions. Generally we will vote with management regarding compensation, pension plans, and equity options to managers and Board of Directors. This is an area that we continue to scrutinize carefully as to the reasonable level of each of these forms of remuneration. We will oppose management proposals that we believe are excessive forms of compensation. These include recent proposals compensating Board members with excessive pension and equity option benefits. We will oppose virtually all forms of equity option re-pricing, as these tend to reward managers for good short-term performance, but poor long-term performance. We will also oppose any inclusion of “golden parachute” provisions, as they are typically not justified.

III. Corporate Governance

There are a number of measures that corporate management can undertake in order to deter merger or acquisition activity. As a general statement these steps tend to lessen a company’s open market value. We will generally oppose the introduction of such measures if introduced by management. Examples include (1) issuance of a special class of stock with certain voting rights, (2) classified board of directors, (3) poison pills, (4) greenmail, and (5) items extending board power. There are a number of other items that can effectively produce a similar anti-takeover result.

IV. Corporate Responsibility / Shareholder Proposals

There are a number of potential shareholder proposals that may come before shareholders. We will vote on these items as their individual merits warrant. One of the main reasons we invest in a company is that we have strong conviction as to the competency of management. As such, we will tend to vote in line with management’s recommendation on most shareholder proposals. We believe the managers of a business are in the best position to evaluate the various options available, in managing their company. Shareholders attempt to influence companies in areas such as (1) social responsibility, (2) dealings with certain countries, (3) sale of certain products, and (4) extending corporate reporting on certain items. There have also been a number of proposals by shareholders to institute cumulative voting. We weigh very carefully the benefits and problems that could arise with a minority group of shareholders obtaining board seats.

At Hagin Investment Mangement, we expect the companies we invest in to be good corporate citizens. If we do not believe this expectation is being met, the most effective vote that we can execute is to sell the company’s stock that we own.

Rev. May 2006

Rev. June 2008

Rev. Jan. 2010

Rev. Feb. 2011

Exhibit C

Nominating and Corporate Governance Committee Charter

Cottonwood Mutual Funds

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of Cottonwood Mutual Funds(the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.

The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers.  See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.

The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.

The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

COTTONWOOD MUTUAL FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.

Identification of Candidates . When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.

Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion.  Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.

Evaluation of Candidates . In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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